THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO PIPELINE DATA INC. THAT SUCH REGISTRATION IS NOT REQUIRED.


                                SECURED TERM NOTE

     FOR VALUE RECEIVED, MILLENNIUM MERCHANT SERVICES, INC. a Delaware corporation and KENT STIRITZ (the "Borrowers"), hereby promises to pay to PIPELINE DATA INC., a Delaware corporation (the "Holder") or its registered assigns or successors in interest, on order, the sum of FIVE HUNDRED DOLLARS ($500,000.00), together with any accrued and unpaid interest hereon, on July7, 2007 (the "Maturity Date") if not sooner paid.

     Capitalized terms used herein without definition shall have the meanings ascribed to such terms in that certain Asset Purchase Agreement dated as of the date hereof between the Borrower and the Holder (the "Purchase Agreement").

     The following terms shall apply to this Note:

                                    ARTICLE I
                               INTEREST & PAYMENT

     Interest Rate and Payment. Interest shall be calculated at the simple interest rate of 6% per annum. This loan shall mature on July 7, 2007 but may be repaid at any time without penalty in cash or with Residual Rights from Merchant Accounts valued with a share price of $1.20 per share as set forth in Section
2.1.3 of the Asset Purchase Agreement. Residual Rights from Merchant Agreements used to repay the loan shall be subject to the provisions of Section 3.1 and 3.2 of the Asset Purchase Agreement. The loan shall be personally guaranteed by the Sellers and collateralized by 1,000,000 Shares, subject to calls for additional Shares in the event of for additional Shares in the event of a reduction in Share value.

                                   ARTICLE II
                                EVENTS OF DEFAULT

     Upon the occurrence and continuance of an Event of Default beyond any applicable grace period, the Holder may make all sums of principal, interest and other fees then remaining unpaid hereon and all other amounts payable hereunder due and payable within five (5) days after written notice from Holder to Borrower (each occurrence being a "Default Notice Period") or be subject to forced sale of the Shares held as security subject to Article I or Kent Stiritz shall be held personally liable therefor. If, with respect to any Event of Default other than a payment default described in Section 2.1 below, within the Default Notice Period the Borrower cures the Event of Default, the Event of Default will be deemed to no longer exist and any rights and remedies of Holder pertaining to such Event of Default will be of no further force or effect.

     The occurrence of any of the following events is an "Event of Default":

     2.1 Failure to Pay Principal, Interest or other Fees. The Borrower fails to pay when due any installment of principal, interest or other fees hereon in accordance herewith, or the Borrower fails to pay when due any amount due under any other promissory note issued by Borrower and such failure continues for a period of ten (10) days after such payment is the due.

     2.2 Breach of Covenant. The Borrower breaches any material covenant or other term or condition of this Asset Purchase Agreement in any material respect and such breach, if subject to cure, continues for a period of thirty (30) days after the occurrence thereof, except where a longer cure period has been provided.

     2.3 Breach of Representations and Warranties. Any material representation or warranty of the Borrower made herein, in the Asset Purchase Agreement, or in any Related Document (as defined in the Purchase Agreement) shall be materially false or misleading and shall not be cured for a period of fifteen (15) days after the occurrence thereof.

     2.4 Receiver or Trustee. The Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

     2.5 Judgments. Any money judgment, writ or similar final process shall be entered or filed against the Borrower or any of its property or other assets for more than $250,000, and shall remain unvacated, unbonded or unstayed for a period of ninety (90) days.

     2.6 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower which is not vacated within ninety (90) days.

                                   ARTICLE III
                                  MISCELLANEOUS

     3.1 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     3.2 Notices. Any notice herein required or permitted to be given shall be in writing and shall be deemed effectively given: (a) upon receipt of succesful transmission by facsimile, with original deposited with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt, (b) upon personal delivery to the party notified, (c) one day after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Borrower shall be sent as sest forth in the Asset Purchase Agreement.

     3.3 Amendment Provision. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, and any successor instrument issued pursuant to Section 3.5 hereof, as it may be amended or supplemented.

     3.4 Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder in accordance with the requirements of the Purchase Agreement.

     3.5 Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individual signing this Note on behalf of the Borrower agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Borrower in any other jurisdiction to collect on the Borrower's obligations to Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court in favor of the Holder.

     3.6 Construction. Each party acknowledges that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

     3.7 Cost of Collection. If default is made in the payment of this Note, the
borrower  shall  pay  to  Holder  reasonable  costs  of  collection,   including
reasonable attorney's fees.



       [Balance of page intentionally left blank; signature page follows.]

     IN WITNESS WHEREOF, Borrower has caused this Secured Term Note to be signed in its name effective as of this ____th day of May, 2004.


MILLENNIUM MERCHANT SERVICES, INC.
By:/s/ KENT STIRITZ
Name:______________________________
Title:_______________________________


WITNESS:


-------------------------------


/s/ KENT STIRITZ
------------------------------------
KENT STIRITZ

WITNESS:


-------------------------------

                                    EXHIBIT A

                              NOTICE OF CONVERSION

     (To be executed by the Holder in order to convert all or part of the Note into Common Stock

[Name and Address of Holder]


     The Undersigned hereby elects to convert $_________ of the principal due on [specify applicable Repayment Date] under the Convertible Term Note issued by PIPELINE DATA INC. dated February 26, 2004 by delivery of Shares of Common Stock of PIPELINE DATA INC. on and subject to the conditions set forth in Article III of such Note.


1.       Date of Conversion         _______________________
2.       Shares To Be Delivered:    _______________________


By:_______________________________
Name:_____________________________
Title:______________________________

                                    EXHIBIT B

                           CONVERSION ELECTION NOTICE

     (To be executed by the Holder in order to convert all or part of a Monthly Amount into Common Stock)

     [Name and Address of Holder]


     Holder hereby elects to convert $_________ of the Monthly Amount due on [specify applicable Repayment Date] under the Convertible Term Note issued by PIPELINE DATA INC. dated February 26, 2004 by delivery of Shares of Common Stock of PIPELINE DATA INC. on and subject to the conditions set forth in Article III of such Note.


1. Fixed Conversion Price: $_______________________

2. Amount to be paid: $_______________________

3. Shares To Be Delivered (2 divided by 1): __________________

4. Cash payment to be made by Borrower : $_____________________




Date: ____________

LAURUS MASTER FUND, LTD.


By:_______________________________
Name:_____________________________
Title:______________________________